UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	IDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 21, 2023, the Registrant entered into an Amended and Restated Agreement (the “Agreement”) with Abilio (“Bill”) Pereira, who currently serves as President and Chief Operating Officer of the Registrant. The Agreement supersedes the Amended and Restated Employment Agreement, dated December 5, 2017, between the Registrant and Mr. Pereira. The Agreement provides for a base salary of $500,000 per year and a target annual bonus of $300,000 (of which $150,000 will be deemed satisfied by virtue of a portion of the equity grants described below), based on performance and as approved by the Compensation Committee of the Registrant’s Board of Directors. Mr. Pereira will also receive certain equity grants, consisting of 23,500 deferred stock units (“DSUs”) representing the right to receive between 11,750 and 47,000 shares of Class B common stock of the Registrant, 50,000 restricted shares of Class B common stock of the Company’s subsidiary net2phone 2.0, Inc. (“n2p”), an award of DSUs representing 0.3875% of the outstanding stock of n2p, and will be entitled to participate in any broad-based equity grants to the Registrant’s employees. In addition, Mr. Pereira will be entitled to receive a contingent bonus subject to the completion of certain financial milestones, as set forth in the Agreement. Should Mr. Pereira’s employment be terminated without Cause or should he resign for Good Reason (as such terms are defined in the Agreement), the Registrant will be obligated to pay to Mr. Pereira severance of $800,000. The Agreement continues through January 31, 2027, or until it is terminated by either the Registrant or Mr. Pereira.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.01 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.01(*)	Amended and Restated Agreement between IDT Corporation and Abilio Pereira, dated December 21, 2023
104	Cover Page Interactive Data File, formatted in Inline XRBL document

(*) Denotes that fees, payment terms and other competitively sensitive business terms have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

	By:	/s/ Shmuel Jonas
	Name:	Shmuel Jonas
	Title:	Chief Executive Officer

Dated: December 28, 2023

EXHIBIT INDEX

Exhibit No.	Document
10.01(*)	Amended and Restated Agreement between IDT Corporation and Abilio Pereira, dated December 21, 2023
104	Cover Page Interactive Data File, formatted in Inline XRBL document

(*) Denotes that fees, payment terms and other competitively sensitive business terms have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.